EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Asia Carbon Industries, Inc. (the “Company”) on Form 10-K for the fiscal year  ending December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xiaolong Zhou, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Xiaolong Zhou	Date: March 19, 2013
Xiaolong Zhou
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)